ALPS SERIES TRUST

1290 Broadway, Suite 1100

Denver, CO 80203

April 14, 2015

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Re:	ALPS Series Trust (the “Trust”) (File Nos. 333-183945 and 811-22747), on behalf of its series, GKE Asian Opportunities Fund (the “Fund”))

Dear Mr. Grzeskiewicz:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in a supplement dated March 31, 2015, to the prospectus dated January 28, 2015, with respect to the Fund. The purpose of this filing is to submit the 497(e) filing dated March 31, 2015 in XBRL for the Fund.

If you have any questions concerning the foregoing, please contact me at 303.623.2577.

Sincerely,

/s/ JoEllen L. Legg
JoEllen L. Legg, Esq.
Secretary